SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2005

SHERWOOD BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-14091	56-1349259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1803 Research Boulevard, Suite 201, Rockville, Maryland 20850
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (301) 309-6161

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SHERWOOD BRANDS, INC.

FORM 8-K

CURRENT REPORT

Item 3.01(d) Notice of Delisting

On March 7, 2005, Sherwood Brands, Inc. issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its Class A Common Stock, $.01 par value per share, under the Securities Exchange Act of 1934.  A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Exhibits

99.1                           Press Release dated March 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2005	SHERWOOD BRANDS, INC.

	By:	/s/ Amir Frydman
Amir Frydman
President

EXHIBIT INDEX

99.1                           Press Release dated March 7, 2005.